UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 4, 2018, Stanley M. Bergman, Chairman and Chief Executive Officer of Henry Schein, Inc. (the “Company”), is scheduled to appear on CNBC’s Mad Money with Jim Cramer. It is anticipated that Mr. Bergman may be asked to address the Company’s projected earnings growth for the remainder of fiscal 2018. The Company expects that Mr. Bergman will disclose that the Company continues to project 12-15% on a non-GAAP basis compared with 2017 non-GAAP diluted EPS, as previously disclosed in the Company’s earnings release on May 8, 2018.

The Company has provided guidance for 2018 diluted EPS on a non-GAAP basis, a forward-looking non-GAAP measure that excludes the costs related to restructuring and the spin-off and merger of the Henry Schein Animal Health business. A reconciliation to the Company’s projected 2018 diluted EPS prepared on a GAAP basis is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. The Company’s 2018 diluted EPS prepared on a GAAP basis will include the impact of such items as restructuring charges and spin-off and merger expenses and the tax effect of all such items. Management does not believe that these items are representative of the Company’s underlying business performance. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate” or other comparable terms. A full discussion of our operations and financial condition, including factors that may affect our business and future prospects, is contained in documents we have filed with the United States Securities and Exchange Commission, or SEC, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: effects of a highly competitive and consolidating market; our dependence on third parties for the manufacture and supply of our products; our dependence upon sales personnel, customers, suppliers and manufacturers; our dependence on our senior management; fluctuations in quarterly earnings; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers; general global macro-economic conditions; risks associated with currency fluctuations; risks associated with political and economic uncertainty; disruptions in financial markets; volatility of the market price of our common stock; changes in the health care industry; implementation of health care laws; failure to comply with regulatory requirements and data privacy laws; risks associated with our global operations; transitional challenges associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies; financial risks associated with acquisitions and joint ventures; litigation risks; new or unanticipated litigation developments; the dependence on our continued product development, technical support and successful marketing in the technology segment; our dependence on third parties for certain technologically advanced components; increased competition by third party online commerce sites; risks from disruption to our information systems; cyberattacks or other privacy or data security breaches; certain provisions in our governing documents that may discourage third-party acquisitions of us; changes in tax legislation; and risks associated with the ability to consummate the Henry Schein One joint venture transaction and the spin-off and merger of our Animal Health business with Vets First Choice and the timing of the closing of these transactions, as well as the ability to realize anticipated benefits and synergies of these transactions. The order in which these factors appear should not be construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements.

Included within are non-GAAP financial measures that supplement the Company’s Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP), filed with the SEC on Form 8-K on May 8, 2018. These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude certain items. A reconciliation to the Company’s projected 2018 diluted EPS prepared on a GAAP basis is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. The Company’s 2018 diluted EPS prepared on a GAAP basis will include the impact of such items as restructuring charges and spin-off and merger expenses and the tax effect of all such items. Management does not believe that these items are representative of the Company’s underlying business performance. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: June 4, 2018	By:	/s/ Walter Siegel
		Name:	Walter Siegel
		Title:	Senior Vice President and General Counsel

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